UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2018

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-35015	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

ITEM 5.07                                  Submission of Matters to a Vote of Security Holders

On May 1, 2018, ACNB Corporation (the “Company”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 7,023,658 shares of the Company’s common stock were entitled to vote as of March 12, 2018, the record date for the Annual Meeting. There were 5,345,307 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on thirteen (13) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 — To Fix the Number of Directors

The shareholders voted to fix the number of the Company’s Directors at fifteen (15). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,395,030	116,735	25,411	1,808,131

Proposal No. 2 — To Fix the Number of Class 1 Directors

The shareholders voted to fix the number of Class 1 Directors at five (5). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,390,182	118,717	28,277	1,808,131

Proposal No. 3 — To Fix the Number of Class 2 Directors

The shareholders voted to fix the number of Class 2 Directors at six (6). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,385,132	122,015	30,029	1,808,131

Proposal No. 4 — To Fix the Number of Class 3 Directors

The shareholders voted to fix the number of Class 3 Directors at four (4). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,389,447	118,543	29,186	1,808,131

Proposal No. 5 — To Elect Class 2 Directors

The shareholders voted to elect six (6) Class 2 Directors to serve for terms of three (3) years and until their successors are elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes
Richard L. Alloway II	3,381,322	155,854	1,808,131
Donna M. Newell	3,424,500	112,676	1,808,131
Thomas A. Ritter	3,275,713	261,463	1,808,131
D. Arthur Seibel, Jr.	3,330,014	207,162	1,808,131
David L. Sites	3,360,022	177,154	1,808,131
Alan J. Stock	3,401,632	135,544	1,808,131

Proposal No. 6 — To Elect a Class 1 Director

The shareholders voted to elect one (1) Class 1 Director to serve for a term of one (1) year and until his successor is elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes
Todd L. Herring	3,407,793	129,383	1,808,131

Proposal No. 7 — To Conduct a Non-Binding Vote on Executive Compensation

The shareholders voted to approve, on a non-binding basis, the compensation paid to the Company’s Named Executive Officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,071,644	376,056	89,476	1,808,131

Proposal No. 8 — To Approve and Adopt an Amendment to the Articles of Incorporation to Remove and Delete Article 10

The shareholders voted to approve and adopt an amendment to the Articles of Incorporation to remove and delete Article 10 regarding the classification of the Board of Directors. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
2,417,075	1,032,496	87,605	1,808,131

Proposal No. 9 — To Approve and Adopt an Amendment to the Articles of Incorporation to Remove and Delete Article 11

The shareholders voted to approve and adopt an amendment to the Articles of Incorporation to remove and delete Article 11 regarding fixing the number of Directors that constitute the whole Board of Directors by the shareholders. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
2,493,825	988,391	54,960	1,808,131

Proposal No. 10 — To Approve and Adopt an Amendment to the Bylaws to Add New Article II, Sections 204 and 205

The shareholders voted to approve and adopt an amendment to the Bylaws to add new Article II, Sections 204 and 205, classifying the Board of Directors and granting the Board of Directors authority to fix the number of Directors that constitutes the Board of Directors as a whole and the number of Directors in each class. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
2,182,563	1,310,642	43,971	1,808,131

Proposal No. 11 — To Approve and Adopt an Amendment to Current Article II, Section 204, of the Bylaws and Thereafter Renumber It as Section 206

The shareholders voted to approve and adopt an amendment to current Article II, Section 204, of the Bylaws and thereafter renumber it as Section 206 to allow Directors appointed or elected to vacancies on the Board of Directors to serve until the expiration of the term of office of the class to which the Director was appointed or elected. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
2,253,874	1,235,319	47,983	1,808,131

Proposal No. 12 — To Approve and Ratify the ACNB Corporation 2018 Omnibus Stock Incentive Plan

The shareholders voted to approve and ratify the ACNB Corporation 2018 Omnibus Stock Incentive Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
2,888,963	576,356	71,857	1,808,131

Proposal No. 13 — To Ratify the Selection of the Independent Registered Public Accounting Firm

The shareholders voted to ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
5,233,412	67,973	43,922	0

ITEM 7.01                                  Regulation FD Disclosure

On May 1, 2018, David W. Cathell, Executive Vice President/Treasurer & Chief Financial Officer of the Registrant, and James P. Helt, President & Chief Executive Officer of the Registrant, made presentations at the 2018 Annual Meeting of Shareholders. A copy of the presentation slides is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01                                  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	2018 Annual Meeting Presentation Slides.
99.2	2018 Annual Meeting Press Release dated May 3, 2018.

EXHIBIT INDEX

EXHIBIT NO.

99.1	2018 Annual Meeting Presentation Slides.
99.2	2018 Annual Meeting Press Release dated May 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: May 3, 2018	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President/
Secretary & Chief Governance Officer